                                                                  Exhibit 10.5
                             SHAREHOLDERS' AGREEMENT

         This Shareholders' Agreement (the "Agreement") is made and entered into this 27th day of August, 1999, by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation (the "Company") and the undersigned shareholders of the Company (the "Shareholders")

                                    RECITALS

         WHEREAS, as of the date hereof, there are 13,379,153 issued and outstanding shares of the Company's common stock, $.02 par value (the "Common Stock");

         WHEREAS, as of the date hereof, the Shareholders collectively own 10,804,355 shares or 80.76% of the issued and outstanding shares of Common Stock, as follows:

------------------------------------- -------------------------------- ---------------------------------------------

         SHAREHOLDER                           SHARES                           PERCENTAGE
------------------------------------- -------------------------------- ---------------------------------------------

3TEC Energy Corporation                        4,755,556                        35.55%
------------------------------------- -------------------------------- ---------------------------------------------

Kaiser-Francis Oil Company                     3,333,334                        24.91%
------------------------------------- -------------------------------- ---------------------------------------------

C.J. Lett, III                                 1,187,556                        8.88%
------------------------------------- -------------------------------- ---------------------------------------------

Weskids, L.P.                                  843,687                          6.31%
------------------------------------- -------------------------------- ---------------------------------------------

Alvin V. Shoemaker                             684,222                          5.11%
------------------------------------- -------------------------------- ---------------------------------------------

         WHEREAS, Kaiser-Francis Oil Company, C.J. Lett, III, Weskids, L.P. and Alvin V. Shoemaker are referred to herein collectively as the "Major Shareholders";

         WHEREAS, the Shareholders desire to promote their mutual interests and interests of the Company by imposing certain restrictions and obligations upon themselves, the Company and the shares of Common Stock; and

         WHEREAS, the execution and delivery of this Shareholders' Agreement is a condition to the closing of that certain Securities Purchase Agreement between the Company and 3TEC Energy Corporation dated July 1, 1999 (the "Purchase Agreement").

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. NOMINATION AND ELECTION OF DIRECTORS. Each of the Shareholders agrees, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its Affiliates to vote all shares of Common Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by the Shareholders) which it is entitled to vote (or control the voting directly or indirectly) to ensure that the following shall occur:

         (a) The Company shall at all times be managed by or under the direction of the Board of Directors of the Company (the "Board"), which shall consist of five (5) members.

         (b) The Shareholders shall use their best efforts (including voting the shares owned by them and their affiliates, in calling special meetings of the Shareholders and executing and delivering written consents), to elect five (5) members of the Board, consisting of the following:

                 (i) Three (3) members designated by 3TEC Energy Corporation ("3TEC"); and

                 (ii) Two (2) members designated by the Major Shareholders.

The party designating a director may remove such director, with or without cause, and designate his or her successor. If the director designated by a party resigns, dies, becomes incapacitated or is otherwise unable to serve, the party designating such director may designate his or her successor. All Shareholders shall vote all shares held by them in favor of the election or removal of such persons so designated. Action taken by either 3TEC or the Major Shareholders in designating or removing directors shall be in writing executed by either 3TEC or the Major Shareholders, as the case may be, and promptly delivered to the other Shareholders and the Company.

         2. ADVISORY MEMBER. As long as the Board of Directors of the Company shall consist of five (5) members, the Major Shareholders may request that a non-voting advisory board member be appointed. Upon such request, the Major Shareholders shall, subject to 3TEC's approval, select the person whom it desires to have serve as such non-voting advisory board member. Such non-voting advisory board member shall be permitted but not required to attend meetings of the Board of Directors.

         3. VOTE IN FAVOR OF CHANGE OF STATE OF INCORPORATION. Each of the Shareholders agrees, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its Affiliates to vote all shares of Common Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by the Shareholders) which it is entitled to vote (or control the voting directly or indirectly) to ensure that, at the request of 3TEC, to vote their shares of Common Stock in favor of changing the state of incorporation of the Company from Alabama to another jurisdiction recommended by the Board of Directors.

         4. TERMINATION OF 3TEC'S RIGHT TO ELECT DIRECTORS. 3TEC's right to designate the directors as provided in paragraph 1(b)(i) above shall terminate as follows:

         (a) if 3TEC's ownership of Common Stock is below 15% of the Adjusted Outstanding Common Stock, 3TEC shall be entitled to designate only two (2) members to the Board;

         (b) if 3TEC's ownership of Common Stock is below 7 1/2% of the Adjusted Outstanding Common Stock, 3TEC shall be entitled to designate only one (1) member to the Board; and

         (c) if 3TEC's ownership of Common Stock is below 5% of the Adjusted Outstanding Common Stock, 3TEC's right to designate a member to the Board shall terminate.

For purposes hereof, "Adjusted Outstanding Common Stock" shall mean the number of shares of Common Stock outstanding less any shares of Common Stock purchased by Kaiser-Francis Oil Company pursuant to its respective Purchase Agreement.

         5. TERMINATION OF MAJOR SHAREHOLDERS' RIGHT TO ELECT DIRECTORS. The Major Shareholders' right to designate the directors as provided in paragraph 1(b)(ii) above shall terminate as follows:

         (a) if the Major Shareholders' ownership of Common Stock is below 7 1/2% of the outstanding Common Stock, the Major Shareholders shall be entitled to designate only one (1) member to the Board;

         (b) if the Major Shareholders' ownership of Common Stock is below 5% of the outstanding Common Stock, the Major Shareholders' right to designate a member to the Board shall terminate.

         6. REPLACEMENT DIRECTOR. If either 3TEC or the Major Shareholders is no longer eligible to designate a director or directors to the Board, the Board shall (i) decrease the size of the Board, (i) leave the vacated seat empty, or (iii) appoint a replacement to serve until the next of election of directors by the shareholders of the Company through its normal nominating procedure, and select a nominee to fill the open seat for election by shareholders at the next annual meeting.

         7. RESTRICTIVE LEGEND. Each certificate evidencing Common Stock subject hereto shall bear a legend as follows:

            "The shares of stock represented by this certificate are, until sale, subject to a Shareholders' Agreement, dated as of August 27, 1999, a copy of which is on file in the office of the Company."

Any certificate evidencing Common Stock subject to this Agreement which is hereafter issued shall bear the same legend.

         8. TERMINATION OF AGREEMENT. This Agreement shall continue until, and shall terminate immediately upon (a) execution of a written agreement of termination by the Shareholders and the Company, (b) the adjudication of the Company as a bankrupt or insolvent by a court of competent jurisdiction, or
(c) each of 3TEC and the Major Stockholders own less than five percent of the issued and outstanding shares of Common Stock.

         9. SHAREHOLDERS' REPRESENTATION AND WARRANTIES. Each Shareholder, severally, as to itself only, represents and warrants to the Company that (a) the Shareholder has duly authorized, executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement, enforceable in accordance with its terms and neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will constitute a violation of, a default under, or conflict with any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is a party or by which the Shareholder is bound; (b) consummation by the Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of law other than filing on Form 13D that may be required under the Securities Exchange Act of 1934, as amended; (c) except to the extent contemplated herein each Shareholder's shares of Common Stock and the certificates representing same are now and at all times during the term of this Agreement will be held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreement or any other encumbrances whatsoever ("Encumbrances") with respect to the ownership or voting of such shares of Common Stock or otherwise, other than Encumbrances created by or arising pursuant to this Agreement; (d) there are no outstanding options, warrants or rights to purchase or acquire, or proxies, powers-of-attorney, voting agreements, trust agreements or other agreements relating to, such shares of Common Stock other than this Agreement and the Registration Rights Agreement of even date as defined in the Purchase Agreement; (e) the shares of Stock listed in the second recital paragraph hereof constitutes all of the Common Stock of each Shareholder owned beneficially or of record by such Shareholder on the date hereof; and (f) the Shareholder has the present power and right to vote all of the shares of Common Stock as contemplated herein.

         10. NEGATIVE COVENANTS OF EACH SHAREHOLDER. Except to the extent contemplated herein or in the Purchase Agreements, each Shareholder hereby covenants and agrees that such Shareholder will not, and will not agree to, directly or indirectly, except pursuant to an effective registration statement or through "brokers" transactions as contemplated by subparagraphs
(f) and (g) and subject to the limitations on amount provided by subparagraph
(e) of Rule 144 under the Securities Act, (a) sell, transfer, assign, cause to be redeemed or otherwise dispose of any of its shares of Stock or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, assignment, redemption or other disposition of its shares of Stock; (b) grant any proxy, power-of-attorney or other authorization or interest in or with respect to its shares of Stock pertaining or relating to the Purchase Agreements or any of the transactions contemplated thereby; or
(c) deposit such Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Stock, unless and until, in the case of
(a), (b) or (c) above, the Shareholder shall have taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Stock) reasonably necessary to ensure that such Stock shall at all times be subject to all the rights, powers and privileges granted or conferred, and subject to all the restrictions, covenants and limitations imposed, by this Agreement and shall have caused, as a condition to any sale, transfer, pledge or other disposition of any shares of Stock, any transferee of any of the Stock, unless it is already a signatory to this Agreement, shall become a signatory to and be bound by the terms of this Agreement.

         11. CERTAIN DEFINED TERMS. Unless otherwise expressly provided herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

         12. SUCCESSORS. This Agreement shall be binding upon and shall operate for the benefit of the Company, its shareholders, and their respective successors, assigns, executors, administrators and heirs, and it shall be binding upon any entity to whom any Stock is transferred in accord with or in violation of the provisions of this Agreement, and the executor or administrator of such entity.

         13. MODIFICATION. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by all parties hereto. Each Shareholder covenants not to vote any shares of Stock in favor of any amendment of the articles of incorporation or bylaws of the Company, if such amendment would materially modify the terms or frustrate the purpose of this Agreement or the Purchase Agreements, unless the vote on such amendment is approved unanimously by the parties to this Agreement.

         14. NON-WAIVER. The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be constructed to be a waiver of such provisions.

         15. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.

         16. ENTIRE AGREEMENT. This Agreement contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

         17. NOTICES. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to all other parties at the addresses listed on the signature page hereof. All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

         18. SPECIFIC PERFORMANCE. Each of the Shareholders acknowledges and agrees that the Company would be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Shareholders agrees that the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court having jurisdiction over the parties hereto and the subject matter hereof, in addition to any other remedy to which the Company may be entitled at law or in equity.

         19. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA.

         20. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

         COMPANY:

         MIDDLE BAY OIL COMPANY, INC.


         By: /s/ John J. Bassett
            --------------------------------
         Name: John J. Bassett
              ------------------------------
         Title:  President
               -----------------------------


         Address for Notice:

         Middle Bay Oil Company, Inc.
         1221 Lamar Street, Suite 1020
         Houston, TX 77010
         Fax: (713) 650-0352


         3TEC ENERGY CORPORATION

         By:    /s/ Floyd C. Wilson
            --------------------------------
         Name: Floyd C. Wilson
              ------------------------------
         Title:   President
               -----------------------------


         Address for Notice:

         3TEC Energy Corporation
         5910 N. Central Expressway
         Suite 1150
         Dallas, TX 75206
         Fax: (214) 373-9731

KAISER-FRANCIS OIL COMPANY


         By:  /s/ Gary R. Christopher
            --------------------------------
         Name:  Gary R. Christopher
              ------------------------------
         Title:   Acquisitions Coordinator
               -----------------------------


         Address for Notice:

         Kaiser-Francis Oil Company
         6733 South Yale
         Tulsa, OK  74136
         Fax: (918) 491-4694



           /s/ C.J. Lett, III
         ----------------------------------
         C.J. Lett, III

         Address for Notice:

         C.J. Lett, III
         9320 East Central
         Wichita, Kansas 67206
         Fax: (316) 636-1803

         WESKIDS, L.P.


         By:      Weskids, Inc.
                  Its General Partner

                  By: /s/ Christine W. Jenkins
                     --------------------------------------
                  Name: Christine W. Jenkins
                       ------------------------------------
                  Title:   Vice President
                        -----------------------------------

         Address for Notice:

         Weskids, L.P.
         310 South Street
         Morristown, NJ 07960
         Fax: (973) 682-2684


          /s/ Alvin V. Shoemaker
         --------------------------------------------------
         ALVIN V. SHOEMAKER

         Address for Notice:

         Alvin V. Shoemaker
         8800 First Avenue
         Stone Harbor, NJ 08247
         Fax: (609) 368-0147